UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2010
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

Caterpillar Inc. (“Caterpillar”) is furnishing supplemental information concerning deliveries to users for its Machinery and Engines lines of business.  Caterpillar sells the majority of its machinery and engines to independently owned and operated dealers and Original Equipment Manufacturers (“OEMs”) to meet the demands of their customers, the end users.  Due to time delays between Caterpillar’s sales to dealers and dealers’ deliveries to end users, Caterpillar believes this information may help readers better understand Caterpillar’s business and the industries it serves.  This information is based on unaudited reports provided by Caterpillar’s independent dealers and is not subject to Caterpillar’s internal controls over financial reporting.  This information is furnished under this Report with the Securities and Exchange Commission.  All information provided is calculated in constant dollars.  Caterpillar does not undertake to update this information.

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Caterpillar Inc.
Past 3 Months Dealer Statistics

Retail Sales of Machines by marketing region for the 3-month rolling period compared with the same months of the prior year are:

	May 10	Apr.10	Mar.10
Asia/Pacific	UP 38%	UP 13%	UP 11%
EAME*	DOWN 8%	DOWN 14%	DOWN 18%
Latin America	DOWN 2%	DOWN 10%	DOWN 15%
ROW*	UP 9%	DOWN 3%	DOWN 7%
North America	UP 15%	DOWN 5%	DOWN 21%
World	UP 11%	DOWN 4%	DOWN 11%

*EAME (Europe, Africa and Middle East)
*ROW (rest of the world - everything except North America)

Sales of Reciprocating & Turbine Engines to Retail Users & OEMs by business sector for the 3-month rolling period compared with the same months of the prior year are:

	May 10	Apr.10	Mar.10
Electric Power	UP 4%	DOWN 14%	DOWN 28%
Industrial	UP 17%	UP 5%	DOWN 1%
Marine	DOWN 27%	DOWN 35%	DOWN 22%
Petroleum	DOWN 20%	DOWN 29%	DOWN 44%
Total	DOWN 10%	DOWN 21%	DOWN 30%

About Caterpillar Inc.
For more than 85 years, Caterpillar Inc. has been making progress possible and driving positive and sustainable change on every continent.  With 2009 sales and revenues of $32.396 billion, Caterpillar is the world’s leading manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines.  The company also is a leading services provider through Caterpillar Financial Services, Caterpillar Remanufacturing Services, Caterpillar Logistics Services and Progress Rail Services.  More information is available at:  http://www.cat.com.

Forward-Looking Statements
Certain statements in this filing relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to known and unknown factors that may cause actual results of Caterpillar Inc. to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements.  All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements.

It is important to note that actual results of the company may differ materially from those described or implied in such forward-looking statements based on a number of factors, including, but not limited to: (i) economic volatility in the global economy generally and in capital and credit markets; (ii) Caterpillar’s ability to generate cash from operations, secure external funding for operations and manage liquidity needs; (iii) adverse changes in the economic conditions of the industries or markets Caterpillar serves; (iv) government regulations or policies, including those affecting interest rates, liquidity, access to capital and government spending on infrastructure development; (v) commodity price increases and/or limited availability of raw materials and component products, including steel; (vi) compliance costs associated with environmental laws and regulations; (vii) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (viii) financial condition and credit worthiness of Cat Financial’s customers; (ix) material adverse changes in our customers’ access to liquidity and capital; (x) market acceptance of Caterpillar’s products and services; (xi) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xii) Caterpillar’s ability to successfully implement Caterpillar Production System or other productivity initiatives; (xiii) international trade and investment policies, such as import quotas, capital controls or tariffs; (xiv) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xv) adverse changes in sourcing practices for our dealers or original equipment manufacturers; (xvi) additional tax expense or exposure; (xvii) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (xviii) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xix) increased payment obligations under our pension plans; (xx) inability to successfully integrate and realize expected benefits from acquisitions; (xxi) significant legal proceedings, claims, lawsuits or investigations; (xxii) imposition of significant costs or restrictions due to the enactment and implementation of health care reform legislation and proposed financial regulation legislation; (xxiii) changes in accounting standards or adoption of new accounting standards;  (xxiv) adverse effects of natural disasters; and (xxv) other factors described in more detail under “Item 1A.  Risk Factors” in Part I of our Form 10-K filed with the SEC on February 19, 2010 for the year ended December 31, 2009 and in Part II of our Form 10-Q filed with the SEC on May 3, 2010 for the quarter ended March 31, 2010.  These filings are available on our website at www.cat.com/sec_filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

June 18, 2010	By:	/s/James B. Buda
James B. Buda
Vice President, Chief Legal Officer and Secretary